EXHIBIT 10.9

ADDENDUM TO

IRREVOCABLE PROXY

The Effective Date of the transaction shall be deemed to be August 31, 2015, for all purposes hereunder.

The state of incorporation of Sibannac, Inc. is amended from Colorado to Nevada.

Date: January 26, 2016

Kirk Kimerer

By:/s/ Kirk Kimerer

            Name:  Kirk Kimerer, Shareholder

IRREVOCABLE PROXY

(Coupled with an Interest)

            WHEREAS: The undersigned as a shareholder of Sibannac, Inc. has granted this Proxy coupled with an interest, being pledge of shares of Sibannac, Inc. pursuant to that certain Pledge and Security Agreement dated as of June 30, 2015, given by the undersigned to Sibannac, Inc. (the "Pledge Agreement")

            NOW THEREFORE: The undersigned hereby appoints the current Chief Executive Officer of the Company, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote those 1.4 million shares of Common Stock of Sibannac, Inc., held of record by the undersigned and pledged as collateral to Sibannac, Inc. pursuant to the Pledge Agreement, which shares are represented by stock certificate(s) _____________ ,by Written Consent or at any Meeting of Stockholders and at any adjournment thereof, or upon any matters presented for a Written Consent after Board of Directors approval, described in any Notice of Special or Annual Meeting, and upon any other business that may properly come before a meeting, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Written Consent or Notice of any Meeting and Proxy Statement, in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

Date: This Proxy is irrevocable for the term of the pledge, and will automatically expire upon payment in full of the Note (as defined in the Pledge Agreement).

1,400,000	/s/ Kirk Kimerer
Number of Shares subject hereto	Signature of Stockholder

Dated: As of June 30, 2015

Final Kimerer Proxy